SUPPLEMENT

DATED DECEMBER 15, 2011 TO

HARTFORD TOTAL RETURN BOND HLS FUND

(A SERIES OF HARTFORD SERIES FUND, INC.)

PROSPECTUS AND SUMMARY PROSPECTUS

EACH DATED MAY 1, 2011, AS LAST AMENDED NOVEMBER 23, 2011

Effective March, 2012, Wellington Management Company, LLP (“Wellington Management”) will serve as the sub-adviser for Hartford Total Return Bond HLS Fund (the “Fund”) and Hartford Investment Management Company will no longer serve as the sub-adviser for the Fund.  Accordingly, effective the same date, the above referenced Prospectus and Summary Prospectus will be revised as follows:

1.             Under the heading “PRINCIPAL INVESTMENT STRATEGY” in the Summary Prospectus and the headings “SUMMARY SECTION — PRINCIPAL INVESTMENT STRATEGY” and “ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES — PRINCIPAL INVESTMENT STRATEGY” in the Prospectus, all references to Hartford Investment Management Company and Hartford Investment Management will be replaced with Wellington Management Company, LLP and Wellington Management, respectively.

2.             The following will replace (a) the sentence immediately preceding the last sentence of the disclosure under the heading “PRINCIPAL INVESTMENT STRATEGY” in the Summary Prospectus and the heading “SUMMARY SECTION — PRINCIPAL INVESTMENT STRATEGY” in the Prospectus; and (b) the sentence immediately preceding the last sentence of the first paragraph under the heading “ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES — PRINCIPAL INVESTMENT STRATEGY” in the Prospectus:

Additionally, the Fund may invest up to 40% of its total assets in debt securities of foreign issuers, including from emerging markets, and up to 20% of its total assets in non-dollar securities.

3.             Under the heading “MANAGEMENT” in the Summary Prospectus and the heading “SUMMARY SECTION — MANAGEMENT” in the Prospectus, the disclosure will be deleted and replaced with the following:

MANAGEMENT.  The Fund’s investment manager is HL Investment Advisors, LLC.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since
Joseph F. Marvan	Vice President	2012
Lucius T. Hill III	Senior Vice President	2012
Campe Goodman	Vice President	2012

4.             Under the heading “THE INVESTMENT MANAGER AND SUB-ADVISER — Portfolio Managers” in the Prospectus, the disclosure will be deleted and replaced with the following:

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Joseph F. Marvan, Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2012.  Mr. Marvan joined Wellington Management as an investment professional in 2003.

Lucius T. Hill III, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2012.  Mr. Hill joined Wellington Management as an investment professional in 1993.

Campe Goodman, Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2012.  Mr. Goodman joined Wellington Management as an investment professional in 2000.

5.             Under the heading “ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES — PRINCIPAL INVESTMENT STRATEGY” in the Prospectus, the last paragraph will be deleted and replaced with the following:

The sub-adviser, Wellington Management, emphasizes identification of structural and cyclical themes that may unfold over the intermediate to long term complemented by shorter-term opportunistic themes created by market dislocations. The investment team is organized with generalist portfolio managers leading sector, rates and risk positioning decisions, working with a team of specialist portfolio managers who drive individual sector and security selection strategies.

6.             Under the heading “THE INVESTMENT MANAGER AND SUB-ADVISER — Management Fee” in the Prospectus, the last paragraph will be deleted and replaced with the following:

The management fee set forth in the fund’s investment advisory agreement is 0.5250% of the first $250 million, 0.5000% of the next $250 million, 0.4750% of the next $500 million, 0.4500% of the next $1.5 billion, 0.4450% of the next $2.5 billion, 0.4300% of the next $5 billion and 0.4200% in excess of $10 billion annually of the Fund’s average daily net assets.

This Supplement should be retained with your Prospectus for future reference.